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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated August 14, 1998 included in Synetic, Inc.'s Form 10-K for the fiscal year ended June 30, 1998 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP




New York, New York
June 23, 1999